ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of October 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Low 170's	India	Jan. 09	Plus cost adjustments and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Oct. 08	Plus cost adjustments and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	High 50's	Qatar	Aug. 08	Next to Wintershall to Oct. 08, mid 180's, and 1-well same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	High 160's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 80's	Qatar	Jun. 09	Two 5-well options, mid 90's to low 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas	High 50's	Qatar	Sep. 09	After completion and testing phase, rate increases Feb. 08 to low 60's, and one 7-well option, mid 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's. Shipyard repairs mid Jan. to mid Feb. 08
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 90's	Saudi Arabia	Oct. 08	Two 1-year options, low 100's to low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	High 130's	Malaysia	Jan. 08	Next to shipyard for approximately 60 days; then to Pearl in Thailand to Mar. 09, mid 180's plus cost adjustments
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Low 110's	Malaysia	Nov. 10	Rate increases mid Nov. 07 to low 160's plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	High 80's	New Zealand	May 08	Rate increases Mar. 08 to mid 170's, plus cost adjustments, then expect to work for approximately two months, mid 140's, plus cost adjustments and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Dec. 09	Plus cost adjustments
ENSCO 67	MLT 84-CE	400	ConocoPhillips	High 140's	Indonesia	Dec. 08	Rate increases Nov. 07 to low 200's, and unpriced options
ENSCO 104	KFELS MOD V-B	400	CHOC	Low 230's	Malaysia	Oct. 07	Plus cost adjustments. Next to shipyard, approximately 60 days of non-operating day rate and mob revenue will be deferred and recognized over the term of BP contract. Then to BP Indonesia for 6-months at mid 220's, 6-months at mid 230's, and priced 290-day option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	High 260's	Australia	Mar. 08	Plus cost adjustments and unpriced option
ENSCO 107	KFELS MOD V-B	400	En route/Origin		New Zealand	May 08	Beginning mid Jul. 07 approx. 100 days of non-operating day rate and mob revenue will be deferred and recognized over the term of Origin contract. Rate from mid Oct. 07 is low 190's plus cost adjustments, and 3 one-well same-rate options. Next to OMV to Jan. 09, low 200's plus cost adjustments and unpriced options
ENSCO 108	KFELS MOD V-B	400	BP	Mid 170's	Indonesia	May 08	Rate increases mid Nov. 07 to low 180's, and options May 08 to Nov. 08, mid 190's, then to Jun. 09, low 200's, and 1-year unpriced option
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of October 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/Australia
ENSCO I	Barge Rig		Chevron	Low 70's	Indonesia	Jan. 08	Then expect to work to May 08, high 60's
Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	ATP	Mid 190's	UK	Dec. 07	Plus cost adjustments. Next to DONG in Denmark to Apr. 08, at market rate estimated low 200's, and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Low 100's	Denmark	Aug. 08
ENSCO 72	Hitachi K1025N	225	Total	Low 200's	Netherlands	Dec. 08	Plus cost adjustments, rate to be mutually agreed from Jan. 08, and unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 190's	UK	Nov. 07	Plus cost adjustments, and 3 one-well options. Then expect to work from Nov. 07 to Feb. 08 as replacement for late arrival of E100, mid 250's while drilling, mid 190's if testing
ENSCO 85	MLT 116-C	225	Peak	Mid 250's	UK	Nov. 07	Replacement for late arrival of E100 until Nov. 07, plus cost adjustments. Then to shipyard and mobilize to Mediterranean to Jan. 08. Commence work for PA Resources in Jan. 08 for minimum 9 months, low 200's, and unpriced option
ENSCO 92	MLT 116-C	225	BP	High 160's	UK	May 08	Plus cost adjustments. Assigned to BG from Dec. 07
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	UK	Mar. 08	Plus cost adjustments, and options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 270's	UK	Dec. 11	Plus cost adjustments, and unpriced options. Rate to be mutually agreed from Jan. 08
ENSCO 100	MLT 150-88-C	350	En route/Shipyard			Dec. 07	Next to Peak in North Sea for one year less substitute time on E80 & E85, mid 250's to mid 260's plus cost adjustments, and unpriced option
Africa
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 09	Plus cost adjustments, and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	LLOG	Low 60's	Gulf of Mexico	Nov. 07	One 1-well same rate option
ENSCO 68	MLT 84-CE	400	Devon	Low 100's	Gulf of Mexico	Nov. 07
ENSCO 74	MLT Super 116-C	400	Nexen	Mid 180's	Gulf of Mexico	Nov. 07
ENSCO 75	MLT Super 116-C	400	ATP	Mid 180's	Gulf of Mexico	Nov. 07
ENSCO 81	MLT 116-C	350	Chevron	Mid 80's	Gulf of Mexico	Oct. 07	Next to shipyard, then expect to mobilize to Pemex in Mexico in Dec. 07 for 2 1/2 years, mid 160's to Dec. 08 and indexed to global rates thereafter
ENSCO 82	MLT 116-C	300	Available		Gulf of Mexico	Oct. 07
ENSCO 83	MLT 82 SD-C	250	Woodside	Mid 60's	Gulf of Mexico	Nov. 07	Next to ATP to Dec. 07, mid 60's
ENSCO 86	MLT 82 SD-C	250	Santos	Low 150's	Gulf of Mexico	Oct. 07
ENSCO 87	MLT 116-C	350	Pioneer	Mid 90's	Gulf of Mexico	Oct. 07	Next expect to work to Jan. 08, mid 80's
ENSCO 89	MLT 82 SD-C	250	Chevron	Mid 60's	Gulf of Mexico	Dec. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of October 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Gulf of Mexico Jackups
ENSCO 90	MLT 82 SD-C	250	Available		Gulf of Mexico	Oct. 07
ENSCO 93	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Feb. 08
ENSCO 98	MLT 82 SD-C	250	Leed	Low 70's	Gulf of Mexico	Jan. 08	Three 1-well unpriced options
ENSCO 99	MLT 82 SD-C	250	Committed		Gulf of Mexico	Dec. 07	Next to Bois d' Arc in mid-Oct. 07, first well low 60's, second well mid 60's
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	High 190's	Gulf of Mexico	Feb. 10	Rate increases Feb. 08 to low 350's and Feb. 09 to low 380's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko and Eni commencing 3Q 08 to 3Q 12, mid 260's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing 2Q 09 to 4Q 12, mid 340's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, mid 450's, plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	3Q 10
South America
ENSCO 69	MLT 84-S	400	PDVSA	Mid 70's	Venezuela	Jan. 08	Four 1-well options, low 70's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.